REDEEMABLE NON-CONTROLLING INTEREST	12 Months Ended
Dec. 31, 2010
Redeemable Non Controlling Interest Abstract
REDEEMABLE NON-CONTROLLING INTEREST

NOTE 34: REDEEMABLE NON-CONTROLLING INTEREST

As part of the acquisition of Finansbank in 2006, Fiba Holdings A.S., retained a residual stake of 9.68% in the ordinary share capital of Finansbank, which was subject to put and call agreements, as provided for in the shareholders' agreement between the Bank and the Sellers, exercisable for a two year period commencing two years after closing of the acquisition at a multiple of between two and a half and three and a half times the book value of the Finansbank's share, subject to certain performance criteria. These put and call agreements are not legally detachable neither separately exercisable from the respective shares held by Fiba Holdings A.S. In August 2008 the Bank accepted the proposal of Fiba Holdings A.S. to acquire the shares of Finansbank held by the Sellers (9.68%), as provided for in the shareholders agreement between the Bank and the Sellers. The exercise price was determined in accordance with the agreement. In September 2008, NBG Finance (Dollar) Plc acquired the above shares from Fiba Holdings A.S.

Similar put/call agreements that existed with the European Bank for Reconstruction and Development (“EBRD”) and the International Finance Corporation (“IFC”) with respect to 10.8% each of Stopanska Banka's share capital were settled in August 2010 following the exercise by EBRD and IFC of their put options.

Of the redeemable NCI outstanding as at December 31, 2010, EUR 242.1 million relates to the fair value of the arrangement with IFC regarding 5% of Finansbank ordinary shares. In April 2007, the Bank disposed of 5% of Finansbank ordinary shares to IFC for USD 259.2 million. The price per share received from the IFC was determined to be the price per share paid by the Bank to the Finansbank shareholders during the Mandatory Tender Offer. This stake is subject to put and call arrangements, as provided for in the shareholders' agreement between the Bank and IFC, exercisable after 5 and 7 years, respectively. The put option price is the higher of (i) the fair market value of the shares as determined by independent valuation specialists and (ii) the price received compounded semiannually with 6-month Libor plus 25 basis points. These put and call agreements are neither legally detachable nor separately exercisable from the respective shares held by IFC.

The remaining redeemable NCI relate to similar put and call arrangements with EBRD with respect to 10.21% of Banca Romaneasca's share capital.

Based on the terms of the above agreements, the ordinary shares subject to the put options described above are accounted for as redeemable non-controlling interest as described in note 3, in accordance with ASU 2009-04 (EITF Topic D-98). The redeemable NCI are currently or probably redeemable as of each balance sheet date presented. The amount presented as “Non-controlling interest—Temporary equity” relates to the redemption amount as estimated at each reporting date. Any changes in the redemption amount are recognized in “Accumulated Surplus”.